EXHIBIT 99.1

                     WaMu Mortgage Pass-Through Certificates
                                Series 2004-AR10

                               Marketing Materials

                          $1,255,619,000 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                            Date Prepared: July 15, 2004

                                       WaMu Mortgage Pass-Through Certificates, Series 2004-AR10
                                       $1,255,619,000 (Approximate, Subject to +/- 10% Variance)

                                                     Publicly Offered Certificates
                                              Adjustable Rate Residential Mortgage Loans

             Principal            WAL (Yrs)          Pmt Window
             Amount               To                 (Mths)                Interest                            Expected Ratings
Class (1)    (Approx.)            Call/Mat (2)       To Call/Mat (2)       Rate Type      Tranche Type         [Moody's/S&P]
---------    ----------           -------------      ---------------       ---------      ------------         -------------
A-1          $916,000,000         2.98/3.12          1-116/1-479           Floater (3)    Senior               Aaa/AAA
A-2          $200,000,000         1.50/1.50          1-44/1-44             Floater (3)    Senior               Aaa/AAA
A-3          $86,665,000          6.40/6.87          44-116/44-479         Floater (3)    Senior               Aaa/AAA
B1           $29,348,000          5.38/5.71          1-116/1-479           Variable (5)   Subordinate          Aa2/AA
B2           $14,674,000          5.38/5.71          1-116/1-479           Variable (5)   Subordinate          A2/A
B3           $8,932,000           5.38/5.71          1-116/1-479           Variable (5)   Subordinate          Baa2/BBB
------------ -------------------- ------------------------------------------------------- -------------------- ------------------------
R            $100                                                                         Senior/Residual      Aaa/AAA
                                           Information Not Provided Hereby
X (4)        $1,276,038,081                                                               Senior IO            Aaa/AAA
------------ -------------------- ------------------------------------------------------- -------------------- ------------------------
B4           $8,932,000                                                                   Subordinate          Ba2/BB
                                           Privately Offered Certificates
B5           $7,018,000                                                                   Subordinate          NR/B
B6           $4,468,981                                                                   Subordinate          NR/NR
============ ==================== ======================================================= ==================== ========================
Total:       $1,276,038,081

(1) Distributions on the Class A, Class X and Subordinate Certificates will be derived primarily from a pool of adjustable-rate mortgage loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class A, Class B-1, Class B-2 and Class B-3
Certificates are shown to the Option Call Date (as described herein) and to
Maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the
Class A Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call Date),
(ii) the Net WAC Cap (as defined herein) and (iii) [10.50]%.

(4) The Class X Certificates will consist of one interest only component and one principal only component. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a
Certificate Interest Rate equal to the excess of the (i) weighted average Net
Mortgage Rate of the Mortgage Loans over (ii) the weighted average of the
Certificate Interest Rates of the Certificates (other than the Class X
Certificates), multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (excluding the principal balance of the principal only component of the Class X Certificates) immediately prior to such
Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such
Distribution Date. The principal only component of the Class X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the related principal only component of the Class X Certificates, as described herein.

                             RBS GREENWICH CAPITAL

(5) For each Distribution Date, the Certificate Interest Rate for the Class B-1,
Class B-2 and Class B-3 Certificates will be equal to the lesser of (i)
One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the related
Net WAC Cap and (iii) [10.50]%.

                             RBS GREENWICH CAPITAL

     Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp.
("WMMSC").

     Servicer: Washington Mutual Bank, FA ("WMBFA").

     Co-Lead Managers: Greenwich Capital Markets, Inc. and WaMu Capital Corp.

     Co-Manager: Bear, Stearns & Co. Inc.

     Trustee: Deutsche Bank National Trust Company.

     Rating  Agencies:  Moody's and S&P will rate the  Certificates,  except the
Class B-5 and B-6 Certificates.  The Class B-5 Certificates will be rated by S&P only.  The Class B-6  Certificates  will not be rated.  It is expected  that the
Certificates  will be assigned the credit ratings on page 2 of this  Preliminary
Term Sheet.

     Cut-off Date: July 1, 2004.

     Expected Pricing Date: On or about July [16], 2004.

     Closing Date: On or about July 27, 2004.

     Distribution Date: The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in August 2004.

     Servicing Fee: [0.375]% per annum of the principal balance of each Mortgage
Loans.

     Master Servicing Fee:  [0.050]% per annum of the principal  balance of each
Mortgage Loans.

     Certificates:  The  "Senior  Certificates"  will  consist of the Class A-1,
Class A-2, Class A-3  (collectively,  the "Class A  Certificates"),  the Class X
Certificates and the Class R Certificate.  The "Subordinate  Certificates"  will consist of the Class B-1,  Class B-2,  Class B-3, Class B-4, Class B-5 and Class
B-6 Certificates.  The Senior Certificates and the Subordinate  Certificates are
collectively  referred  to  herein  as the  "Certificates."  The Class A and the
Subordinate  Certificates  are  collectively  referred  to herein as the  "LIBOR
Certificates." The Class A, Class B-1, Class B-2 and Class B-3 Certificates (the
"Offered Certificates") are being offered publicly.

     Accrued Interest:  The price to be paid by investors for the Class A, Class
B-1,  Class B-2 and Class B-3  Certificates  will not include  accrued  interest
(settling  flat). The price to be paid by investors for the Class X Certificates will include [26] days of accrued interest.

                             RBS GREENWICH CAPITAL

     Interest Accrual Period: The interest accrual period for the Class A, Class
B-1, Class B-2 and Class B-3 Certificates for a given  Distribution Date will be the period beginning the 25th day of the month  immediately  preceding the month during which Distribution Date occurs (or, in the case of the first Distribution
Date,  the Closing  Date) and ending on the 24th day of the month  during  which such Distribution  Date occurs (on a 30/360 basis).  The interest accrual period for the  Class  X  Certificates  will be on the  calendar  month  prior  to such
Distribution Date (on a 30/360 basis).

     Registration: The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered  Certificates  will also be made  available in  book-entry  form  through  Clearstream,  Luxembourg  and the
Euroclear  System.  Federal Tax Treatment:  It is  anticipated  that the Offered
Certificates  will be treated as REMIC regular  interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual  interest for tax purposes. \

     ERISA  Eligibility:  The  Offered  Certificates  are  expected  to be ERISA eligible.  Prospective investors should review with their legal advisors whether the  purchase  and  holding  of the Class A  Certificates  could  give rise to a transaction  prohibited or not otherwise  permissible  under ERISA, the Internal
Revenue Code or other similar laws.  The Class R Certificate  is not expected to be ERISA eligible.

     SMMEA  Treatment:  The Class A and Class B-1  Certificates  are expected to constitute  "mortgage  related  securities" for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

     Optional Termination:  The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate  principal balance of the Mortgage  Loans is equal to or less than [5]% of the aggregate  principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

     Pricing  Prepayment  Speed:  The Offered  Certificates  will be priced to a prepayment speed of [25]% CPR.

                             RBS GREENWICH CAPITAL

     Mortgage Loans: As of June 1, 2004, the aggregate  principal balance of the mortgage loans described herein is approximately  $1,276,038,081  (the "Mortgage
Loans"). The Mortgage Loans consist of conventional, adjustable rate, first lien residential  mortgage loans with original terms to maturity of not more than 15,
30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of generally [1, 2, 3 or 6]
months) based upon an Index rate of the 12-month  moving  average of the monthly yield on United States treasury  securities  adjusted to a constant  maturity of one year (the "MTA"). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust  monthly to equal the sum of the related
Index and the gross margin.  As of the Cut-off Date,  none of the Mortgage Loans were still in their [one-month,  two-month, three-month or six-month] fixed rate period.  None of the Mortgage  Loans are subject to a periodic  rate  adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

     For all of the  Mortgage  Loans,  the  minimum  monthly  payment  amount is subject to adjustment  on a date  specified in the mortgage note and annually on the same date  thereafter,  subject to the conditions that (i) the amount of the monthly  payment  will not  increase  or decrease by an amount that is more than
7.50% of the current monthly  payment,  (ii) as of the fifth  anniversary of the first due date and on the same day every  five  years  thereafter,  the  monthly payment will be recast  without regard to the limitation in clause (i) above and
(iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%)
of the  original  principal  balance due to  deferred  interest  (the  "Negative
Amortization  Limit"),  the monthly payment will be recast without regard to the limitation  in clause (i) to amortize  fully the then unpaid  principal  balance over the remaining term to maturity.

     Negative  amortization  on a  Mortgage  Loan will  occur  when the  monthly payment  made by the  borrower  is less than  interest  accrued  at the  current mortgage  rate on the  unpaid  principal  balance  of the  Mortgage  Loan  (such deficiency,  "Deferred Interest").  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

     Credit Enhancement:  Senior/subordinate,  shifting interest structure.  The credit  enhancement  information  shown below is subject to final rating  agency approval.

     Credit  enhancement  for  the  Class A  Certificates  will  consist  of the subordination  of the Class B-1,  Class B-2, Class B-3, Class B-4, Class B-5 and
Class B-6 Certificates, initially [5.75]% total subordination.

     Credit  enhancement  for the Class B-1  Certificates  will  consist  of the subordination  of the Class B-2,  Class B-3,  Class B-4, Class B-5 and Class B-6
Certificates, initially [3.45]% total subordination.

     Credit  enhancement  for the Class B-2  Certificates  will  consist  of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates,
initially [2.30]% total subordination.

     Credit  enhancement  for the Class B-3  Certificates  will  consist  of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates,  initially
[1.60]% total subordination.

                             RBS GREENWICH CAPITAL

     Shifting Interest:  Until the first Distribution Date occurring after [July
2014],  the  Subordinate  Certificates  will  be  locked  out  from  receipt  of unscheduled principal (net of Deferred Interest) (unless the Class A and Class X
Certificates  are paid down to zero or the credit  enhancement  provided  by the
Subordinate  Certificates  has doubled  prior to such date as described  below).
After such time and  subject to standard  collateral  performance  triggers  (as described in the  prospectus  supplement),  the  Subordinate  Certificates  will receive their  increasing  portions of  unscheduled  principal  (net of Deferred
Interest).

     The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                            Unscheduled Principal Payments (%)
--------                            ----------------------------------
August 2004 - July 2014                0% Pro Rata Share
August 2014 - July 2015               30% Pro Rata Share
August 2015 - July 2016               40% Pro Rata Share
August 2016 - July 2017               60% Pro Rata Share
August 2017 - July 2018               80% Pro Rata Share
August 2018 and after                100% Pro Rata Share

     Notwithstanding  the foregoing,  if the credit enhancement  provided by the
Subordinate   Certificates   doubles  (from  the  initial  credit   enhancement)
unscheduled  principal  payments (net of Deferred  Interest) will be paid to the
Class A Certificates, Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit  enhancement  provided by the  Subordinate  Certificates  has doubled
(subject to the performance  triggers  described in the prospectus  supplement),
(i) prior to the Distribution Date in August 2007, the Subordinate  Certificates
will be  entitled to only 50% of their pro rata share of  unscheduled  principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in
August 2007, the Subordinate  Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

     In the event the current senior percentage  (aggregate principal balance of the Class A and Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior  Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the
Class A and Class X Certificates  will receive all unscheduled  prepayments (net of Deferred  Interest)  for the Mortgage  Loans,  regardless  of any  prepayment percentages.

     Net Mortgage  Rate:  The "Net Mortgage  Rate" with respect to each Mortgage
Loan is equal to the mortgage  rate less the  servicing  fee rate and the master servicing fee rate.

     Net WAC Cap: The "Net WAC Cap" for the Class A and Subordinate Certificates
is equal to the  weighted  average  of the Net  Mortgage  Rates of the  Mortgage
Loans.

                             RBS GREENWICH CAPITAL

     Carryover  Shortfall  Amount:  If on any  Distribution  Date, the one month
LIBOR plus the  related  margin for the LIBOR  Certificates  is greater  than or equal to the Net WAC Cap,  then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the one the
Certificate  Interest Rate for such Class (without  giving effect to the related
Net WAC Cap) over (b) the amount of interest  accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous
Distribution  Dates (and any interest  thereon at the Certificate  Interest Rate for such Class without giving effect to the related Net WAC Cap) (together,  the
"Carryover  Shortfall  Amount").  The Carryover Shortfall Amount for the Class A
Certificates  will be paid  first,  from  payments  made  pursuant  to the Yield
Maintenance  Agreement,  and,  second,  to  the  extent  of  interest  otherwise distributable  to the  Class X  Certificates  (after  the  reduction  due to Net
Deferred Interest allocable to the Class X Certificates),  in each case on a pro rata basis.  Carryover  Shortfall  Amounts  will be paid to holders of the Class
B-1, Class B-2 and Class B-3 Certificates,  sequentially,  in that order, first, pro rata, from payments made pursuant to the Yield Maintenance  Agreement,  and, second, sequentially, to the extent of any remaining Class X interest.

     Adjusted Cap Rate:  The "Adjusted Cap Rate" for any  Distribution  Date and
any  class  of  LIBOR  Certificates  is a rate,  expressed  as a  fraction,  the numerator  of which  is  equal to the  product  of (i) the  amount  of  interest distributions accrued on the Mortgage Loans on the basis of the weighted average
Net Mortgage Rate, less Net Deferred Interest and (ii) 12 and the denominator of which is the  aggregate  principal  balance of the Mortgage  Loans prior to such distribution date. The Adjusted Cap Rate for any Distribution Date and the Class
X  Certificates  shall  equal  the  certificate  interest  rate for the  Class X
Certificates,  computed for this purpose by  substituting  for clause (i) in the calculation  thereof in note (4) to the table on page 2 of this  termsheet  with the Adjusted Cap Rate as defined with respect to the LIBOR Certificates.

     Deferred Interest:  The Mortgage Loans may experience negative amortization when the interest  accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage  Loan.  Such excess is deferred and added to the unpaid  principal balance of such Mortgage Loan ("Deferred Interest").

     Net Deferred  Interest:  The "Net Deferred  Interest" is the greater of (a)
the excess of Deferred  Interest  over  unscheduled  principal  payments and (b)
zero. The amount of current interest on the Certificates  will be reduced by the
Net Deferred  Interest,  if any, to the extent of the amount of current  accrued interest  distributable  on such  Certificate(s)  and such  reduction in current interest  distributable  to such  Certificate(s)  will be added to the principal balance of the related Certificate(s) as described below.

     For any  Distribution  Date, Net Deferred  Interest will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i)
the current  interest  accrued at the applicable  Certificate  Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the  Certificate  Interest Rate for such class equaled the related  Adjusted Cap
Rate for such class and Distribution Date.

                             RBS GREENWICH CAPITAL

     Yield  Maintenance  Agreement:  On the Closing Date, the Trustee will enter into a  "Yield  Maintenance  Agreement",  or  "YMA",  with a  counterparty  (the
"Counterparty") for the benefit of each of the Class A, Class B-1, Class B-2 and
Class B-3 Certificates. The notional balance of the Yield Maintenance Agreements and the strike rates are in the tables  below.  The notional  balance of the YMA for the Class A, Class B-1, Class B-2 and Class B-3 Certificates is subject to a maximum  equal to the  aggregate  principal  balance  of the Class A, Class B-1,
Class B-2 and Class B-3 Certificates. The Counterparty will be obligated to make monthly  payments to the Trustee  when  one-month  LIBOR  exceeds the  specified strike rate. Such payments will be capped at their maximum amount when one-month
LIBOR equals or exceeds [10.50]%. The Yield Maintenance Agreement will terminate after the Distribution  Date in [May 2015]. Any payments received from the Yield
Maintenance  Agreement  will be used to pay Carryover  Shortfall  Amounts on the
Class A, Class B-1, Class B-2 and Class B-3 Certificates.

                             RBS GREENWICH CAPITAL

                                Yield Maintenance Agreement Schedule and Stike Rates
                              For Class A, Class B-1, Class B-2 and Class B-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------------
Period     Notional      Cap        Period  Notional Bal   Cap        Period   Notional      Cap         Period  Notional Bal   Cap
                         Strike                            Strike                                                               Strike
           Bal ($)       (%)                ($)            (%)                 Bal ($)       Strike (%)          ($)            (%)
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
1          1,255,619,000 3.51255    36      600,051,689    9.53986    71       276,684,143   9.53984     106     115,623,543    9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
2          1,223,629,663 9.53986    37      587,643,695    9.53986    72       269,910,008   9.53984     107     112,757,673    9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
3          1,198,506,427 9.53986    38      575,507,551    9.53986    73       263,299,769   9.53984     108     109,961,668    9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
4          1,173,910,611 9.53986    39      563,631,092    9.53986    74       256,849,489   9.53984     109     107,233,843    9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
5          1,149,830,778 9.53986    40      552,008,602    9.53986    75       250,555,327   9.53984     110     104,572,553    9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
6          1,126,255,742 9.53986    41      540,634,489    9.53987    76       244,413,532   9.53984     111     101,976,191    9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
7          1,103,174,568 9.53986    42      529,503,291    9.53987    77       238,420,445   9.53984     112     99,443,190     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
8          1,080,576,565 9.53986    43      518,609,667    9.53987    78       232,572,493   9.53984     113     96,972,020     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
9          1,058,449,051 9.53986    44      507,948,395    9.53987    79       226,866,188   9.53984     114     94,561,188     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
10         1,036,784,116 9.53986    45      497,513,243    9.53987    80       221,298,126   9.53984     115     92,209,237     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
11         1,015,571,762 9.53986    46      487,300,396    9.53987    81       215,864,985   9.53984     116     89,914,744     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
12         994,794,949   9.53986    47      477,304,974    9.53987    82       210,563,522   9.53984     117     87,676,322     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
13         974,440,173   9.53986    48      467,518,527    9.53987    83       205,390,571   9.53984     118     85,492,614     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
14         954,199,430   9.53986    49      457,934,394    9.53986    84       200,343,041   9.53984     119     83,362,298     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
15         934,386,348   9.53986    50      448,396,639    9.53987    85       195,417,918   9.53984     120     81,284,085     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
16         914,991,604   9.53986    51      439,064,408    9.53987    86       190,612,257   9.53984     121     79,256,714     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
17         896,006,082   9.53986    52      429,933,150    9.53987    87       185,923,185   9.53984     122     77,278,955     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
18         877,420,872   9.53986    53      420,998,417    9.53987    88       181,347,898   9.53985     123     75,349,609     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
19         859,227,260   9.53986    54      412,255,863    9.53987    89       176,883,657   9.53985     124     73,467,505     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
20         841,416,728   9.53986    55      403,701,237    9.53987    90       172,527,790   9.53985     125     71,631,499     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
21         823,979,155   9.53986    56      395,321,684    9.53986    91       168,277,691   9.53985     126     69,840,476     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
22         806,908,261   9.53986    57      387,122,188    9.53986    92       164,130,812   9.53985     127     68,093,346     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
23         790,196,084   9.53986    58      379,023,615    9.53985    93       160,084,669   9.53985     128     66,389,049     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
24         773,828,980   9.53986    59      371,070,557    9.53985    94       156,136,836   9.53985     129     64,726,545     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
25         757,796,157   9.53986    60      363,243,694    9.53984    95       152,284,948   9.53985     130     63,104,824     9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
26         741,849,380   9.53986    61      354,377,631    9.53984    96       148,526,692   9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
27         726,241,603   9.53986    62      345,725,664    9.53984    97       144,859,815   9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
28         710,965,401   9.53986    63      337,282,658    9.53984    98       141,282,114   9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
29         696,013,513   9.53986    64      329,043,601    9.53984    99       137,791,441   9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
30         681,378,842   9.53986    65      321,003,599    9.53984    100      134,385,699   9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
31         667,054,448   9.53986    66      313,157,876    9.53984    101      131,062,841   9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
32         653,033,551   9.53987    67      305,501,772    9.53984    102      127,820,869   9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
33         639,308,071   9.53986    68      298,030,736    9.53984    103      124,657,834   9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
34         625,873,029   9.53986    69      290,740,325    9.53984    104      121,571,833   9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------
35         612,722,086   9.53986    70      283,626,205    9.53984    105      118,561,007   9.53985
---------- ------------- ---------- ------- -------------- ---------- -------- ------------- ----------- ------- -------------- ----------

                                       10

                             RBS GREENWICH CAPITAL

     Allocation  of Realized  Losses:  Any  realized  losses,  other than excess losses,  on the  Mortgage  Loans will be  allocated  as follows:  first,  to the
Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective  class  principal  balance has been reduced to zero; second, to the Class A and Class X Certificates, pro rata according to the class principal  balance  thereof,  until the class  principal  balance has been reduced to zero.

     Excess losses (bankruptcy, special hazard and fraud losses in excess of the
amounts   established  by  the  rating   agencies)  will  be  allocated  to  the
Certificates on a pro rata basis.

     Certificates  Priority of Distributions:  Available funds from the Mortgage
Loans will be distributed in the following order of priority:

     1)  Senior  Certificates,  accrued  and  unpaid  interest,  at the  related
Certificate Interest Rate, from the Mortgage Loans, provided,  however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover  Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

     2) Class R Certificates, until its balance is reduced to zero;

     3) To the Class A Certificates, concurrently, paid pro-rata:

     (a)  To  the  Class  A-1  Certificates,  principal  until  its  certificate principal balance is reduced to zero;

     (b) To the Class A-2 and Class A-3 Certificates,  sequentially,  principal, until their respective certificate principal balances are reduced to zero;

     4) To the principal only component of the Class X  Certificates,  until the principal only component has been reduced to zero;

     5) Class A  Certificates,  to pay the Carryover  Shortfall  Amount,  (after giving  effect to  payments  received  under the YMA),  if any, to the extent of interest distributable to the Class X Certificates, pro rata;

     6) Class B-1  Certificates,  accrued  and unpaid  interest at the Class B-1
Certificate Interest Rate;

     7) Class B-1 Certificates, principal allocable to such Class;

     8) Class B-2  Certificates,  accrued  and unpaid  interest at the Class B-2
Certificate Interest Rate;

     9) Class B-2 Certificates, principal allocable to such Class;

     10) Class B-3  Certificates,  accrued and unpaid  interest at the Class B-3
Certificate Interest Rate;

     11) Class B-3 Certificates, principal allocable to such Class;

     12) Class B-4, Class B-5 and Class B-6  Certificates,  in sequential order, accrued and unpaid interest at the related  Certificate  Interest Rate and their respective share of principal allocable to such Classes;

     13) Class B-1, Class B-2 and Class B-3 Certificates, in order of seniority, the  Carryover  Shortfall  Amount for such  class  (after  giving  effect to the
payments   received   under  the  YMA),  if  any,  to  the  extent  of  interest distributable to the Class X Certificates remaining after distributions pursuant to 5) above;

     14) Class R Certificate, any remaining amount.

     * The interest payable to a Class of Certificates on any Distribution  Date will be reduced by the amount of any Net  Deferred  Interest  allocated  to such
Class of Certificates on such Distribution Date.

                                       11

                             RBS GREENWICH CAPITAL

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational
Materials") are privileged and intended for use by the addressee only. These
Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by
Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                       12

                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as an underwriter in connection with the proposed transaction.

                                                           Yield Tables (%)

          Class A-1 to Optional Call Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                    0% CPR        12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                     18.08        6.01          4.95         2.98          2.43         1.72
          MDUR (yr)                    14.84        5.44          4.55         2.82          2.32         1.66
          First Prin Pay               1            1             1            1             1            1
          Last Prin Pay                353          223           188          116           95           68
          --------------------------------------------------------------------------------------------------------------

          Class A-1 to Maturity Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                    0% CPR        12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                     18.20        6.19          5.14         3.12          2.55         1.80
          MDUR (yr)                    14.91        5.57          4.69         2.94          2.42         1.73
          First Prin Pay               1            1             1            1             1            1
          Last Prin Pay                479          479           479          479           479          479
          --------------------------------------------------------------------------------------------------------------

          Class A-2 to Optional Call Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                    0% CPR        12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                     14.07        3.09          2.52         1.50          1.23         0.88
          MDUR (yr)                    12.15        2.96          2.42         1.46          1.20         0.86
          First Prin Pay               1            1             1            1             1            1
          Last Prin Pay                292          91            75           44            36           26
          --------------------------------------------------------------------------------------------------------------

          Class A-2 to Maturity Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                    0% CPR        12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                     14.07        3.09          2.52         1.50          1.23         0.88
          MDUR (yr)                    12.15        2.96          2.42         1.46          1.20         0.86
          First Prin Pay               1            1             1            1             1            1
          Last Prin Pay                292          91            75           44            36           26
          --------------------------------------------------------------------------------------------------------------

                                       13

                             RBS GREENWICH CAPITAL

                                                           Yield Tables (%)

          Class A-3 to Optional Call Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                    0% CPR        12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                     27.34        12.73         10.56        6.40          5.21         3.67
          MDUR (yr)                    21.18        11.12         9.42         5.95          4.90         3.50
          First Prin Pay               292          91            75           44            36           26
          Last Prin Pay                353          223           188          116           95           68
          --------------------------------------------------------------------------------------------------------------

          Class A-3 to Maturity Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                    0% CPR        12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                     27.74        13.35         11.19        6.87          5.60         3.94
          MDUR (yr)                    21.40        11.55         9.87         6.32          5.22         3.73
          First Prin Pay               292          91            75           44            36           26
          Last Prin Pay                479          479           479          479           479          479
          --------------------------------------------------------------------------------------------------------------

          Class B-1 to Optional Call Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                    0% CPR        12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                     18.08        10.18         8.47         5.38          4.64         3.59
          MDUR (yr)                    14.64        8.99          7.62         5.01          4.36         3.42
          First Prin Pay               1            1             1            1             1            1
          Last Prin Pay                353          223           188          116           95           68
          --------------------------------------------------------------------------------------------------------------

          Class B-1 to Maturity Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                    0% CPR        12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                     18.20        10.58         8.88         5.71          4.95         3.88
          MDUR (yr)                    14.71        9.26          7.91         5.28          4.62         3.67
          First Prin Pay               1            1             1            1             1            1
          Last Prin Pay                479          479           479          479           479          479
          --------------------------------------------------------------------------------------------------------------

                                       14

                             RBS GREENWICH CAPITAL

                                                           Yield Tables (%)

          Class B-2 to Optional Call Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                    0% CPR        12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                     18.08        10.18         8.47         5.38          4.64         3.59
          MDUR (yr)                    13.83        8.69          7.40         4.92          4.29         3.37
          First Prin Pay               1            1             1            1             1            1
          Last Prin Pay                353          223           188          116           95           68
          --------------------------------------------------------------------------------------------------------------

          Class B-2 to Maturity Date
          --------------------------------------------------------------------------------------------------------------
          Par Price                    0% CPR        12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                     18.20        10.58         8.88         5.71          4.95         3.88
          MDUR (yr)                    13.89        8.93          7.66         5.16          4.54         3.61
          First Prin Pay               1            1             1            1             1            1
          Last Prin Pay                479          479           479          479           479          479
          --------------------------------------------------------------------------------------------------------------

          Class B-3 to Optional Call Date
          --------------------------------------------------------------------------------------------------------------
          96-04                        0% CPR        12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                     18.08        10.18         8.47         5.38          4.64         3.59
          MDUR (yr)                    13.60        8.56          7.30         4.85          4.24         3.33
          First Prin Pay               1            1             1            1             1            1
          Last Prin Pay                353          223           188          116           95           68
          --------------------------------------------------------------------------------------------------------------

          Class B-3 to Maturity Date
          --------------------------------------------------------------------------------------------------------------
          96-04                        0% CPR        12% CPR       15% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================

          WAL (yr)                     18.20        10.58         8.88         5.71          4.95         3.88
          MDUR (yr)                    13.66        8.78          7.53         5.07          4.46         3.55
          First Prin Pay               1            1             1            1             1            1
          Last Prin Pay                479          479           479          479           479          479
          --------------------------------------------------------------------------------------------------------------

                                       15

                             RBS GREENWICH CAPITAL

                           Effective Net WAC Cap(1)(2)

     The  Effective  Net WAC Cap for the Class A  Certificates  will be equal to approximately  [3.51]% for the first  Distribution  Date and  [10.50]% for every
Distribution Date thereafter until the first possible Optional Call Date.

     (1) Assumes MTA and  One-Month  LIBOR  increase  instantaneously  to 20.00%
beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

     (2) Assumes  proceeds  from the related  Yield  Maintenance  Agreement  are included.

                                       16

                             RBS GREENWICH CAPITAL